SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2016

 Islet Sciences, Inc.

Nevada	001-34048	87-0531751
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1822 E Route 66, Suite 338 Glendora, CA 91740

866-546-3975

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.
DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 17, 2017, XR 22 Inc. acquired shares of the Company’s preferred stock from ISLT in accordance with agreements between XR 22 Inc. and ISLT (the “Transaction”).

As part of the Transaction, the following changes to the Company's directors and officers have occurred:
●
As of March 17, 2017, Thomas Leonard was appointed as the Company’s Chief Executive Officer and as a member of the Company’s Board of Directors.
●
As of March 17, 2017 John Fremont Steel IV resigned as a member of the Company’s Board of Directors

Prior to the Transaction, the following changes to the Company’s directors and officers occurred:
●
Effective April 18,2016, Gary F. Blackburn, Ph.D. was appointed as a member of the Company’s Board of Directors
●
As of September 1, 2016, Gary F. Blackburn, Ph.D. was appointed as the Company’s President.
●
As of December 29, 2016, Matthew Carangelo was appointed as a member of the Company’s Board of Directors.
●
As of July 26, 2016, David E. Wilder resigned as the Company’s Chief Financial Officer.
●
As of October 31, 2016, Eugene Mannheimer resigned as a member of the Company’s Board of Directors

As of March 17, 2017, the Company’s Board of Directors is as follows: Gary R. Keeling, Gary F. Blackburn, Matthew Edward Carangelo, Thomas Leonard and Brian McFadden

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Islet Sciences, Inc

Date: March 21, 2017	By:	/s/ Gary F. Blackburn
Gary F. Blackburn
President/Director